Exhibit 99-a-2

CERTIFICATION OF PERIODIC REPORT

         I, Michael A. Bless, Senior Vice President and Chief Financial Officer of Rockwell Automation, Inc. (the “Company”), hereby certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1) the Annual Report on Form 10-K of the Company for the year ended September 30, 2002 (the “Report”) fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 25, 2002

/s/ Michael A. Bless Michael A. Bless Senior Vice President and Chief Financial Officer